                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 9, 2004
                                                   -----------------------------

                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-70663                                          06-1529524
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(Commission File Number)                       (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, New Jersey                          08837
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   (Address of Principal Executive Offices)                          (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     (d) On September 9, 2004, Majesco Holdings Inc. (the "Company") appointed
James F. Halpin to the Board of Directors of the Company.

     There are no arrangements or understandings between Mr. Halpin and any other person pursuant to which Mr. Halpin was selected as a director. There are no related party transactions between the Company and Mr. Halpin. Mr. Halpin has not previously held any positions with the Company. Mr. Halpin has no family relations with any directors or executive officers of the Company. At the time of this filing, it has not been determined on which committees of the Board of
Directors Mr. Halpin will serve.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Majesco Holdings Inc.
                                                    (Registrant)

Date: September 15, 2004                            By: /s/ Carl J. Yankowski
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                                                        Carl J. Yankowski
                                                        Chief Executive Officer